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                                                                        Page 1
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    Exhibit 24(a)

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                                                                        Page 2
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                           SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.

                                       /s/ Walter H. Alford
                                       ------------------------------
                                       Walter H. Alford



(SEAL)

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                                                                        Page 3
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett
Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Rita Bornstein
                                       ------------------------------
                                       Rita Bornstein



(SEAL)

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                                                                        Page 4
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Alvin R. Carpenter
                                       ------------------------------
                                       Alvin R. Carpenter



(SEAL)

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                                                                        Page 5
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Marshall M. Criser
                                       ------------------------------
                                       Marshall M. Criser



(SEAL)

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                                                                        Page 6
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Jack B. Critchfield
                                       ------------------------------
                                       Jack B. Critchfield



(SEAL)

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                                                                        Page 7
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Allen L. Lastinger, Jr.
                                       ------------------------------
                                       Allen L. Lastinger, Jr.



(SEAL)

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                                                                        Page 8
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Clarence V. McKee
                                       ------------------------------
                                       Clarence V. McKee



(SEAL)

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                                                                        Page 9
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Charles W. Newman
                                       ------------------------------
                                       Charles W. Newman



(SEAL)

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                                                                       Page 10
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Remedios Diaz Oliver
                                       ------------------------------
                                       Remedios Diaz Oliver



(SEAL)

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                                                                       Page 11
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Charles E. Rice
                                       ------------------------------
                                       Charles E. Rice



(SEAL)

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                                                                       Page 12
------------------------------------------------------------------------------

                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Frederick H. Schultz
                                       ------------------------------
                                       Frederick H. Schultz



(SEAL)

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                                                                       Page 14
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                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ Stewart Turley
                                       ------------------------------
                                       Stewart Turley



(SEAL)

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                                                                       Page 15
------------------------------------------------------------------------------


                              SPECIAL POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Paris P. Thermenos, Gregory M. Delaney and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign one or more of the Corporation's Registration Statements on such forms as shall be appropriate and any and all amendments (including post-effective amendments) thereto covering the issuance of up to an aggregate of $750,000,000 (Seven Hundred Fifty Million Dollars) of the Capital Securities (collectively, the "Capital Securities") of Barnett Capital I, Barnett Capital II and Barnett Capital III (collectively, the "Trusts"), and of the corresponding aggregate principal amount of each series of Junior Subordinated Debentures and Guarantees of the Corporation issued in connection therewith, whether relating to resale or exchange of such Securities or otherwise, as may be required by any of the Registration Rights Agreements entered into by the Trusts, the Corporation and the initial purchasers of the Capital Securities, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                       /s/ John A. Williams
                                       ------------------------------
                                       John A. Williams



(SEAL)